FORM 8-K
                                                                        --------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  reported)     APRIL 10,  2003

                           USA VIDEO INTERACTIVE CORP.
             (Exact name of registrant as specified in its chapter)
             ------------------------------------------------------
                WYOMING                     0-29651          06-15763-91
    (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation                 File Number)     Identification No.)
       ----------------          ------------          -------------------

                      83 HALLS ROAD, OLD LYME, CONNECTICUT             06371
                    (Address of principal executive offices)          (Zip Code)
                    ----------------------------------------          ----------

                                (860) 434 - 5535
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On April 10, 2003, the Registrant announced that its subsidiary, USA Video Technology Corporation, had today filed a lawsuit in the U.S. District Court for the District of Delaware against Movielink, LLC. The Registrant alleges that Movielink, a Delaware company, has infringed and continues to infringe on the Registrant's patented online movie delivery system.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  April 10,  2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USA  VIDEO  INTERACTIVE  CORP.


Date  :     April 10,  2003          By  :     /s/  Anton  J.  Drescher
           ----------------                    ------------------------
                                               ANTON  J.  DRESCHER,
                                               CORPORATE  SECRETARY

                                    USA VIDEO TECHNOLOGY CORP TAKES ON HOLLYWOOD
                                              SAYS TOP MOVIE STUDIOS INFRINGE ON
                                              PATENTED VIDEO DELIVERY TECHNOLOGY

For  information  contact,  Jamie  Moss  (201-493-1027)

APRIL  10,  2003  -  OLD LYME, CONNECTICUT - USA Video Interactive (OTCBB: USVO;
TSX: US; BSE/Frankfurt: USF; http://www.usvo.com/) - The Oscars are over, but more movie news this year may ultimately come from a Delaware courtroom. At least that's the prediction as a technology company based in Connecticut squares off against a movie industry giant for the rights to the technology that can deliver movies over the Internet.

Millions of movie fans worldwide may ultimately be affected by the outcome of a suit being filed today in the U.S. District Court for the District of Delaware by Connecticut-based USA Video Technology Corporation (a subsidiary of USA Video Interactive Corp. (USVO)) against Movielink, LLC. USA Video Technology Corporation alleges that Movielink, a Delaware company, has infringed and continues to infringe on its patented online movie delivery system.

USA Video Technology Corporation is a developer, supplier and owner of the patent-in-suit that covers media delivery services that allow Internet users to request and receive digitized movies online. According to court papers being filed by intellectual property attorneys at Steptoe & Johnson LLP, Movielink has been making, using, selling and offering to sell systems and services that infringe upon U.S. Patent No. 5,130,792 (USP 5130792) for this technology.

According to Erik B. Cherdak, one of the attorneys from Steptoe's Washington, D.C. office, "Movielink operates a website that allows an individual to request a movie online and have it transmitted in digital form to a personal computer or other output device for personal storage and playback. It's a great idea, but, as the movie studio members of the limited liability company that make up Movielink are well aware, the technology being used to accomplish this transaction is patented and the plaintiff has not consented to nor been compensated for its use. That is the basis for today's suit."

Steptoe's  J. William Koegel, Jr. and Jeffrey T. Hsu also are handling the case.

According to Edwin Molina, President of USVO, the patented technologies represent an advance in home movie entertainment, and may well spell the end of video rental stores by making it possible for Internet users to secure almost any movie, any time, from any location with online access and without having to leave their homes. "The potential for this technology is enormous," said Molina. "The fact that the major studios have already moved forward to deploy it, albeit in violation of the patent, makes it clear that the home distribution of movies has already entered a new era."

The suit identifies Warner Brothers, Paramount Pictures Corporation, Metro Goldwyn-Mayer, Universal Studios, and Sony Pictures Entertainment as members of the limited liability company that owns and operates Movielink, LLC and the www.movielink.com website service. Movies made by these studios - including My Big Fat Greek Wedding, The Bourne Identity, Fear Dot Com and 24 Hour Party People -- are presently available for download on a fee basis from the movielink.com site. According to the complaint, rights to the technology being used by the studios on the site belong to USVO's subsidiary.

The plaintiff is asking the Delaware federal court for a declaratory judgment of both infringement and willful infringement, permanent injunctive relief, compensatory and treble damages, interest, legal costs, as well as a jury trial on all appropriate issues. According to Steptoe's Cherdak, "The plaintiff is seeking to be fairly compensated for acts of infringement of the patent-in-suit and is seeking all forms of relief available under the law. It's now up to the Court."

                                                      #   #   #

Steptoe & Johnson LLP has gained a national and international reputation for vigorous representation of clients before governmental agencies, exceptional advocacy in litigation and arbitration, and creative and practical advice in guiding business transactions. With more than 350 attorneys, the firm has offices in Washington, D.C., Phoenix, Los Angeles, London, and Brussels.

USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The Company developed its StreamHQ(tm) architecture to provide a wide range of business customers with value-added media delivery services. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy. For more information, visit www.usvo.com. USA Video Interactive Corporate Headquarters
Office: 83 Halls Road, Old Lyme, Connecticut, 06371; Canada Office: 507 - 837 West Hastings Street, Vancouver, BC V6C 3N6. Trading symbol on the OTCBB:
USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF. CUSIP 902924208. For more information contact info@usvo.com.

This press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described. The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.